United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021 (August 10, 2021)

Chardan NexTech Acquisition 2 Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, 21st Floor New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one share of Common Stock, par value $0.0001 per share, and three-quarters of one Redeemable Warrant	CNTQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share, included as part of the Units	CNTQ	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each exercisable for one share of Common Stock for $11.50 per share	CNTQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 10, 2021, the registration statement (File No. 333-254010) relating to the initial public offering (“IPO”) of Chardan NexTech Acquisition 2 Corp., a Delaware corporation (the “Company”), was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on August 11, 2021, a registration statement on Form S-1 (File No. 333-258699) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing (collectively, the “Registration Statement”).

In connection therewith, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated August 10, 2021, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference;

●	A Business Combination Marketing Agreement, dated August 10, 2021, by and between the Company and Chardan, a copy of which is attached as Exhibit 1.2 hereto and incorporated by reference;

●	A Warrant Agreement, dated August 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference;

●	A Letter Agreement, dated August 10, 2021, by and among the Company, its officers, its directors, the Company’s sponsor, Chardan NexTech Investments 2 LLC, a Delaware limited liability company (the “Sponsor”), and Chardan NexTech 2 Warrant Holdings LLC, a Delaware limited liability company (“Warrant Holdings”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated August 10, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference;

●	A Stock Escrow Agreement, dated August 10, 2021, by and among the Company, CST, as escrow agent, and each of the initial shareholders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference;

●	A Registration Rights Agreement, dated August 10, 2021, by and among the Company, Warrant Holdings, and each of the initial shareholders of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference;

●	Indemnity Agreements, dated August 10, 2021, by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated by reference;

●	An Administrative Services Agreement, dated August 10, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference; and

●	A Private Placement Warrants Purchase Agreement, dated August 10, 2021, by and between the Company and Warrant Holdings, a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference.

On August 13, 2021, the Company consummated the IPO of 11,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), and three-quarters of one redeemable warrant (each, a “Warrant”), with each whole Warrant entitling its holder to purchase one share of Common Stock at a price of $11.50. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $110,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,650,000 additional Units to cover over-allotments, if any.

As of August 13, 2021, a total of $111,650,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of August 13, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Warrant Holdings of 4,361,456 Warrants (the “Private Warrants”) to purchase 4,361,456 shares of Common Stock, each at a price of $0.93 per Private Warrant, generating total proceeds of $4,052,000.

The Private Warrants are identical to the Warrants sold in the IPO except that the Private Warrants, so long as they are held by the initial purchasers or their respective permitted transferees, (i) will not be redeemable by the Company, (ii) may not, subject to certain limited exceptions, be transferred, assigned, or sold by the initial purchaser until 30 days after the completion of the Company’s business combination, and (iii) may be exercised by the holders on a cashless basis. No underwriting discounts or commissions were paid with respect to such sale.

The Company issued the Private Warrants pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events

A total of $111,650,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Private Warrants, was placed in a U.S.-based trust account maintained by CST, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be needed to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination within 12 months (or up to 18 months, as applicable) from the closing of the IPO and (ii) a redemption to public stockholders prior to any voluntary winding-up in the event the Company does not consummate its initial business combination within the applicable period.

On August 10, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 13, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 10, 2021, by and between the Registrant and Chardan Capital Markets, LLC.
1.2	Business Combination Marketing Agreement, dated August 10, 2021, by and between the Registrant and Chardan Capital Markets, LLC.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated August 10, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company.
10.1	Letter Agreements, dated August 10, 2021, among the Registrant, the Registrant’s officers and directors Chardan NexTech Investments 2 LLC and Chardan NexTech 2 Warrant Holdings LLC.
10.2	Investment Management Trust Agreement, dated August 10, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company.
10.3	Stock Escrow Agreement, dated August 10, 2021, by and among the Registrant, Continental Stock Transfer & Trust Company and each of the initial stockholders of the Registrant.
10.4	Registration Rights Agreement, dated August 10, 2021, by and among the Registrant, Chardan NexTech 2 Warrant Holdings LLC and each of the initial stockholders of the Registrant.
10.5	Form of Indemnity Agreement, dated August 1, 2021, by and among the Registrant and each of the directors and officers of the Registrant
10.6	Administrative Services Agreement, dated August 10, 2021, by and between the Registrant and Chardan NexTech Investments 2 LLC
10.7	Private Placement Warrants Purchase Agreement, dated August 10, 2021, by and between the Registrant and Chardan NexTech 2 Warrant Holdings LLC
99.1	Press Release, dated August 10, 2021
99.2	Press Release, dated August 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARDAN NEXTECH ACQUISITION 2 CORP.

By:	/s/ Jonas Grossman
Name: Jonas Grossman
Title: Chief Executive Officer

Dated: August 13, 2021